                          ANNUAL REPORT / JULY 31 1999

                        AIM SMALL CAP OPPORTUNITIES FUND

                                [COVER IMAGE]


                            [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]

                     ------------------------------------

               THE INDEPENDENCE DAY PARADE BY JANE WOOSTER SCOTT

 JUST AS SMALL BUSINESSES ARE A KEY COMPONENT OF THIS FESTIVE PAINTING, SMALL

 COMPANIES ARE AN IMPORTANT PART OF THE U.S. ECONOMIC LANDSCAPE. IN AIM SMALL

CAP OPPORTUNITIES FUND, WE ENDEAVOR TO OWN THE STOCKS OF SMALLER COMPANIES THAT

                      WE BELIEVE HAVE EXCITING POTENTIAL.

                     ------------------------------------

AIM Small Cap Opportunities Fund is for shareholders who seek long-term growth of capital by investing in a portfolio consisting primarily of small-company stocks which management believes involve "special opportunities."

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Small Cap Opportunities Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B shares and Class C shares will differ from that of Class A shares due to differences in sales charge structure and class expenses.
o Because Class C shares have been offered for less than one year, total return provided is cumulative total return that has not been annualized.
o The fund's average annual total returns, including sales charges, for the periods ended 6/30/99, the most recent calendar quarter end, were as follows. For Class A shares, one year, 34.25%; date operations commenced (6/29/98), 33.64%. For Class B shares, date sales commenced (7/13/98), 34.59%. For Class C shares, date sales commenced (12/30/98), 22.10%.
o The fund's investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.
o The fund participates in the Initial Public Offering("IPO") market, and a significant portion of the fund's returns are attributable to its investment in IPOs, which have a magnified impact due to the fund's relatively small asset base. There is no guarantee that as the fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.
o Investing in smaller companies may involve greater risk and potential reward than investing in more established companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Small Cap Funds Index represents an average of the performance of the 30 largest small-capitalization growth funds, tracked by Lipper Inc., an independent mutual fund Performance Monitor.
o The unmanaged Russell 2000 Index is generally considered representative of the performance of stocks of small-capitalization companies. The unmanaged Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

  AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
    AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.


 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.



                        AIM SMALL CAP OPPORTUNITIES FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER



                 Dear Fellow Shareholder:

    [PHOTO OF    With only several months remaining in 1999, the question on
   Charles T.    many of your minds may be, "How will the year 2000 computer
     Bauer,      issue affect AIM and my investments?" We would like you to
  Chairman of    feel comfortable. We are pleased to be able to report to
  the Board of   you that as of June 1999 we achieved a major milestone
    THE FUND     toward year 2000 compliance status: we have successfully
  APPEARS HERE]  completed the testing of all of our mission-critical systems.
                 Earlier this year, AIM participated in an industrywide
test that gave us a chance to see how our technology systems might be affected by the changeover to the year 2000 (Y2K). Everything went as well as we had hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
     The general purpose of the process was to test electronic interfaces among financial industry members in the United States and to follow transactions through a typical trading cycle--from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.
     During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches--just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. Now that we have finished adjusting our applications and systems, our focus for the rest of 1999 is to continue monitoring the year 2000 readiness status of outside sources we're linked to electronically. On the investment side, our portfolio management staff is continually evaluating the Y2K preparedness of the domestic and foreign companies in which we invest.
     We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if necessary. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
     For a more comprehensive discussion of our Y2K efforts and for periodic updates, please visit our Web site, www.aimfunds.com.
     We are pleased to send you this report covering your fund's performance over the fiscal year. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our automated AIM Investor Line at 800-246-5463 or at our Web site.
     Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. We appreciate your business.


Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman
A I M Advisors, Inc.



                      ------------------------------------

                      THE FINANCIAL INDUSTRY HAS BEEN SEEN

                AS A LEADER IN PLANNING FOR YEAR 2000 CONCERNS.

                      ------------------------------------

PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS LETTER IS DEEMED AIM'S YEAR 2000 READINESS DISCLOSURE.

                        AIM SMALL CAP OPPORTUNITIES FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW



ALTERNATIVE INVESTMENT STRATEGY HELPS
FUND POST OUTSTANDING RETURNS

SMALL-CAP STOCKS RALLIED STRONGLY TOWARD THE END OF THE FISCAL YEAR. HOW DID AIM SMALL CAP OPPORTUNITIES FUND PERFORM?
For the year ended July 31, 1999, the fund's performance was excellent. Excluding sales charges, total returns were 52.36% and 51.30% for Class A and B shares, respectively. The fund dramatically outperformed both the Russell 2000 Growth Index and the Lipper Small Cap Funds Index, which recorded returns of 14.51% and 8.51%, respectively, for the fiscal year.
     Class C shares began sales on December 30, 1998, and posted a cumulative total return at net asset value of 29.31% through the end of the fiscal year.
     Since our last report six months ago, the fund's total net assets have grown from $287 million to $365 million. We expect to close the fund to new investors when it reaches $500 million in net assets.


TOTAL RETURN
CLASS A AND CLASS B SHARES

7/31/98 - 7/31/99

================================================================================
Class               52.36%
A Shares

Class               51.30%
B Shares

Russell             14.51%
2000
Growth
Index

Lipper               8.51%
Small Cap
Funds Index
================================================================================

WHAT WERE MARKET CONDITIONS LIKE DURING THE FISCAL YEAR?
When the fiscal year began, the stock market was in steep decline because of concerns about severe economic problems in Asia, Russia and Latin America. The selloff continued until October 8 before the market began a strong recovery.
The Federal Reserve Board (the Fed) cut interest rates three times in the fall of 1998, and these moves helped boost stock performance.
    During the first quarter of 1999, mega-cap growth stocks and Internet stocks outperformed other issues by a wide margin. In a world of economic uncertainty, exemplified by January's Brazilian currency crisis, U.S. investors favored mega-cap stocks because of their relative safety and liquidity. This preference for mega-cap stocks helped boost the Dow Jones Industrial Average to record heights. Internet stocks were attractive because of the growth of the Web as a medium of commerce, communication and entertainment.
    However, in the second quarter, relatively expensive mega-cap and Internet stocks lost much of their luster. Investors shifted their focus to mid- and small-cap stocks and to value stocks. Additionally, the stocks of cyclical industries such as energy, which got a boost from rising oil prices, came back into favor.
    Financial markets were volatile, however, as it became increasingly apparent the Fed would raise interest rates to slow strong economic growth and contain inflation, which rose significantly in April. On June 30, the central bank raised the federal funds rate from 4.75% to 5%. Uncertainty about the Fed's future actions caused the stock market to falter as the fiscal year came to a close in July.

WHY DID THE PERFORMANCE OF SMALL-CAP STOCKS IMPROVE?
In recent years, small-cap stocks have dramatically underperformed large-cap stocks. Consequently, they were relatively cheap in comparison to large-cap stocks. At the same time, smaller companies were experiencing more rapid earnings growth than larger corporations. Smaller companies generally transact most of their business in the United States, where the economy is booming, and thus they tend to be less sensitive to economic downturns overseas than large, multinational corporations. All these factors helped pique investor interest in small-cap stocks late in the fiscal year.

WHY WAS THE FUND'S PERFORMANCE SO STRONG?
We credit the fund's impressive gains to its alternative investment strategy, designed to take advantage of rising and falling earnings trends. We believe that earnings drive stock prices. The fund owns the stocks of companies expected to experience rapid earnings growth and which we believe represent "special opportunities." These special opportunities can include changes in management or the competitive situation for a particular company.
    The fund participates in the Initial Public Offering ("IPO") market, and a significant portion of the fund's returns are attributable to its investment in IPOs, which have a magnified impact due to the fund's relatively small asset base. There is no guarantee that as the fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.
    Other strategies that the fund may employ include short selling and leveraging.


          See important fund and index disclosures inside front cover.

                        AIM SMALL CAP OPPORTUNITIES FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW



PORTFOLIO COMPOSITION

As of 7/31/99, based on total net assets

===================================================================================================================================
TOP 10 STOCK HOLDINGS                      TOP 10 INDUSTRIES                           TOP 10 SHORT POSITIONS
-----------------------------------------------------------------------------------------------------------------------------------
 1. QLogic Corp.                     2.12%  1. Computers (Software & Services)  15.40%  1. Sapient Corp                       2.93%
 2. Harmonic, Inc.                   1.85   2. Electronics (Semiconductors)      8.84   2. Whole Foods Market, Inc            1.20
 3. PMC-Sierra, Inc.                 1.71   3. Communications Equipment          7.86   3. Stewart Enterprises, Inc.-Class A  1.19
 4. Bank United Corp.-Class A        1.58   4. Retail (Specialty)                7.62   4. E-Tek Dynamics, Inc.               1.15
 5. Rational Software Corp.          1.55   5. Health Care                       5.77   5. Excel Switching Corp.              1.12
 6. DSP Communications, Inc.         1.44      (Medical Products & Services)            6. First Sierra Financial, Inc.       0.95
 7. eToys, Inc.                      1.37   6. Computers (Peripherals)           5.54   7. NextCard, Inc.                     0.95
 8. Zomax Media, Inc.                1.33   7. Restaurants                       5.30   8. Newell Rubbermaid, Inc.            0.89
 9. Burr-Brown Corp.                 1.31   8. Electrical Equipment              4.80   9. I2 Technologies, Inc.              0.84
10. MIPS Technologies, Inc.-Class A  1.27   9. Banks (Regional)                  4.14  10. Quintiles Transnational Corp.      0.78
                                           10. Retail (Computers & Electronics)  3.32

Keep in mind that the fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
===================================================================================================================================


HOW DOES SHORT SELLING WORK?
The fund borrows the stocks of companies expected to experience declining earnings. These stocks (short positions) are subsequently sold, with the intention of buying them at an anticipated lower price. A mixed portfolio of owned and borrowed stocks (long and short positions) can potentially protect the fund during market downturns while allowing it to take advantage of rallies. The fund also may employ leveraging--borrowing money, typically to purchase additional shares.

HOW WAS THE FUND STRUCTURED AT THE END OF THE REPORTING PERIOD?
As of July 31, 1999, the fund owned 131 stocks and had 34 short positions. Technology and consumer-cyclical stocks made up 42% and 29% of the portfolio, respectively. Since our last report on January 31, 1999, we have increased our technology and consumer-cyclical holdings while reducing our exposure to health-care stocks.

HOW DID TECHNOLOGY STOCKS FARE?
Although volatile, technology stocks generally recorded solid gains for the fiscal year. This sector benefited from increased corporate spending on information-technology systems and growing demand for personal computers and communications equipment. The rapid growth of the U.S. economy in recent years can be attributed in large part to the booming technology sector.

    Tech stocks in the portfolio included PMC-Sierra, which makes semiconductor components that enhance transmission speed on the Internet; Harmonic, which supplies systems for delivering video, audio and data services over cable, satellite and wireless networks; and DSP Communications, which provides components that serve as the "brains" for digital cellular phones. QLogic makes products for connecting peripheral devices to computers while Rational Software provides products and services to improve the software development process.

WHAT MADE CONSUMER-CYCLICAL STOCKS ATTRACTIVE?
Consumer cyclicals is a broad category that includes hotels, entertainment, restaurants and certain retailers. This sector benefited from the booming economy. Low unemployment and rising wages meant healthy consumer spending for clothing, home furnishings, recreational products and leisure-time activities. That helped boost the stocks of many companies in this category.
    Fossil sells fashion watches and accessories, while Sonic operates the largest drive-in restaurant chain in the United States. Linens `n Things sells towels, bedding and other household accessories, and Zomax makes compact discs and digital video discs for software publishers and computer makers.

WHAT IS YOUR OUTLOOK?
The climate appears favorable for stocks. The economy is growing at a healthy pace and corporate profits are solid. Although there is still some question about the Fed's future actions to keep inflation in check, we don't expect a dramatic tightening of monetary policy. Moreover, while interest rates increased over the fiscal year, they remain relatively low.
Additionally, the Asian crisis, which has periodically jolted markets since late 1997, appears to be receding as a threat as Pacific Rim economies begin to recover.
    Perhaps most significant has been the improvement in the performance of small-cap stocks. We remain optimistic about long-term prospects for these stocks because of their attractive valuations and the positive earnings-growth projections for smaller companies.

          See important fund and index disclosures inside front cover.


                        AIM SMALL CAP OPPORTUNITIES FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM SMALL CAP OPPORTUNITIES FUND, CLASS A SHARES, VS. BENCHMARK INDEXES

6/29/98-7/31/99



------------------------------------------------------------------
                   AIM Small Cap   Russell 2000       Russell 2000
                   Opportunities   Growth Index       Index
                   Fund, Class A
                   shares
------------------------------------------------------------------
In thousands

6/29/98            $ 9,452          $10,000.00         $10,000.00

9/30/98              8,535            7,764.01           7,985.42

12/31/98            11,104            9,599.27           9,287.76

3/31/99             11,142            9,438.04           8,783.95

7/31/99            $14,055          $10,495.8          $ 9,871.51
==================================================================

   Past performance is no guarantee of comparable future results.
=================================================================


=================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 7/31/99, including sales charges

CLASS A SHARES

Inception (6/29/98)            36.75%
1 Year                         43.95*

CLASS B SHARES

Inception (7/13/98)            40.28%
1 Year                         46.30**

CLASS C SHARES

Inception (12/30/98)           28.31%***

*52.36% excluding sales charges
**51.30% excluding CDSC
***29.31 excluding CDSC. Total return is cumulative total return that has not been annualized.
===============================================================================


Sources: Lipper Analytical Services, Inc., Weisenberger--Registered Trademark--

    The performance of Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses. For fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover. Past performance cannot guarantee comparable future results.

    The fund participates in the Initial Public Offering ("IPO") market, and a significant portion of the fund's returns are attributable to its investment in IPOs, which have a magnified impact due to the fund's relatively small asset base. There is no guarantee that as the fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
The chart compares the fund's Class A shares to benchmark indexes. It is intended to give you a general idea of how the fund performed compared to the stock market over the period 6/29/98-7/31/99. Index returns are from 6/30/98-7/31/99. It is important to understand the difference between your fund and an index. Your fund's total return is shown with a sales charge and includes fund expenses and management fees. An index measures the performance of a hypothetical portfolio, in this case the Russell 2000 Growth Index and the Russell 2000 Index. Market indexes are not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

                        AIM SMALL CAP OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

July 31, 1999

                                                     MARKET
                                       SHARES        VALUE
COMMON STOCKS-105.63%

AIR FREIGHT-0.93%

Atlas Air, Inc.(a)                       49,500   $  1,587,094
--------------------------------------------------------------
Eagle USA Airfreight, Inc.(a)            50,000      1,818,750
--------------------------------------------------------------
                                                     3,405,844
--------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.65%

Tower Automotive, Inc.(a)               100,000      2,381,250
--------------------------------------------------------------

BANKS (REGIONAL)-4.14%

Bank United Corp.-Class A               150,000      5,775,000
--------------------------------------------------------------
First Virginia Banks, Inc.               46,000      2,205,125
--------------------------------------------------------------
Golden State Bancorp, Inc.(a)            75,000      1,659,375
--------------------------------------------------------------
Greater Bay Bancorp                      75,000      2,484,375
--------------------------------------------------------------
Trustmark Corp.                         125,000      3,007,812
--------------------------------------------------------------
                                                    15,131,687
--------------------------------------------------------------

BUILDING MATERIALS-1.47%

Elcor Corp.                              93,000      3,824,625
--------------------------------------------------------------
TJ International, Inc.                   50,000      1,550,000
--------------------------------------------------------------
                                                     5,374,625
--------------------------------------------------------------

CHEMICALS (SPECIALTY)-1.17%

ChiRex, Inc.(a)                          65,000      2,128,750
--------------------------------------------------------------
Optical Coating Laboratory, Inc.         30,000      2,152,500
--------------------------------------------------------------
                                                     4,281,250
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-7.86%

Copper Mountain Networks, Inc.(a)        30,000      3,630,000
--------------------------------------------------------------
Davox Corp.(a)                          125,000      2,015,625
--------------------------------------------------------------
Digital Microwave Corp.(a)              125,000      1,484,375
--------------------------------------------------------------
Dycom Industries, Inc.(a)                50,000      2,387,500
--------------------------------------------------------------
Harmonic, Inc.(a)                        85,000      6,757,500
--------------------------------------------------------------
Juniper Networks, Inc.(a)                 8,300      1,348,231
--------------------------------------------------------------
L-3 Communications Holdings,
  Inc.(a)                                50,000      2,146,875
--------------------------------------------------------------
Microwave Power Devices, Inc.(a)        155,000      2,111,875
--------------------------------------------------------------
Polycom, Inc.(a)                         75,000      2,512,500
--------------------------------------------------------------
Proxim, Inc.(a)                          80,000      4,345,000
--------------------------------------------------------------
                                                    28,739,481
--------------------------------------------------------------

COMPUTERS (PERIPHERALS)-5.54%

DSP Communications, Inc.(a)             225,000      5,273,437
--------------------------------------------------------------
QLogic Corp.(a)                          46,500      7,759,687
--------------------------------------------------------------
SanDisk Corp.(a)                         52,500      4,029,375
--------------------------------------------------------------
Xircom, Inc.(a)                         100,000      3,193,750
--------------------------------------------------------------
                                                    20,256,249
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
COMPUTERS (SOFTWARE &
  SERVICES)-15.40%

Clarify, Inc.(a)                         85,000   $  2,799,687
--------------------------------------------------------------
Commerce One, Inc.(a)                    26,900      1,338,275
--------------------------------------------------------------
Concord Communications, Inc.(a)          40,000      1,640,000
--------------------------------------------------------------
CoStar Group, Inc.(a)                    60,000      2,295,000
--------------------------------------------------------------
Digex, Inc.(a)                           50,000      1,115,624
--------------------------------------------------------------
DSP Group, Inc.(a)                       85,000      3,373,437
--------------------------------------------------------------
InfoSpace.com, Inc.(a)                   35,000      1,607,812
--------------------------------------------------------------
ISS Group, Inc.(a)                      120,000      2,610,000
--------------------------------------------------------------
Kronos, Inc.(a)                          50,000      2,418,750
--------------------------------------------------------------
Macromedia, Inc.(a)                     100,000      3,487,500
--------------------------------------------------------------
Macrovision Corp.(a)                     30,000      2,100,000
--------------------------------------------------------------
Mercury Interactive Corp.(a)            100,000      4,612,500
--------------------------------------------------------------
Natural MicroSystems Corp.(a)           245,000      2,924,687
--------------------------------------------------------------
Omega Research, Inc.(a)                 200,000      2,025,000
--------------------------------------------------------------
Portal Software, Inc.(a)                 31,550      1,320,170
--------------------------------------------------------------
QRS Corp.(a)                             60,000      3,247,500
--------------------------------------------------------------
RadiSys Corp.(a)                         90,000      3,701,250
--------------------------------------------------------------
Rational Software Corp.(a)              170,000      5,673,750
--------------------------------------------------------------
Verio, Inc.(a)                           60,000      4,278,750
--------------------------------------------------------------
Verity, Inc.(a)                          75,000      3,712,500
--------------------------------------------------------------
                                                    56,282,192
--------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES &
  GIFTS)-1.08%

Fossil, Inc.(a)                          75,000      3,937,500
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-4.80%

CommScope, Inc.(a)                      125,000      4,273,437
--------------------------------------------------------------
DII Group, Inc.(a)                      100,000      3,706,250
--------------------------------------------------------------
Helix Technology Corp.                  125,000      3,343,750
--------------------------------------------------------------
Oak Industries, Inc.(a)                  55,000      2,368,438
--------------------------------------------------------------
Sawtek, Inc.(a)                          60,000      3,840,000
--------------------------------------------------------------
                                                    17,531,875
--------------------------------------------------------------

ELECTRONICS (DEFENSE)-0.65%

Aeroflex, Inc.(a)                       125,000      2,367,188
--------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION)-1.52%

Alpha Industries, Inc.(a)                70,000      3,570,000
--------------------------------------------------------------
Varian Semiconductor Equipment
  Associates, Inc.(a)                    85,000      1,976,250
--------------------------------------------------------------
                                                     5,546,250
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-8.84%

Amkor Technology, Inc.(a)               125,000      1,921,875
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
ELECTRONICS (SEMICONDUCTORS)-(CONTINUED)

Burr-Brown Corp.(a)                     125,000   $  4,781,250
--------------------------------------------------------------
Flextronics International Ltd.(a)        55,000      2,468,125
--------------------------------------------------------------
MIPS Technologies, Inc.-Class A(a)      125,000      4,625,000
--------------------------------------------------------------
PMC-Sierra, Inc.(a)                      80,000      6,260,000
--------------------------------------------------------------
RF Micro Devices, Inc.(a)                30,000      2,293,125
--------------------------------------------------------------
S3, Inc.(a)                             250,000      2,812,500
--------------------------------------------------------------
SDL, Inc.(a)                             30,000      2,038,125
--------------------------------------------------------------
Semtech Corp.(a)                         40,000      2,475,000
--------------------------------------------------------------
TranSwitch Corp.(a)                      60,000      2,632,500
--------------------------------------------------------------
                                                    32,307,500
--------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-3.28%

Advanced Energy Industries, Inc.(a)     100,000      3,781,250
--------------------------------------------------------------
Brooks Automation, Inc.(a)              150,000      4,068,750
--------------------------------------------------------------
Credence Systems Corp.(a)               100,000      4,150,000
--------------------------------------------------------------
                                                    12,000,000
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.25%

Advanta Corp.-Class B                   150,000      2,643,750
--------------------------------------------------------------
SEI Investments Co.                      20,000      1,935,000
--------------------------------------------------------------
                                                     4,578,750
--------------------------------------------------------------

FOOTWEAR-0.44%

K-Swiss, Inc.                            50,000      1,621,875
--------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-2.32%

Hollywood Park, Inc.(a)                 175,000      3,237,500
--------------------------------------------------------------
Isle of Capri Casinos, Inc.(a)          300,000      2,793,750
--------------------------------------------------------------
Station Casinos, Inc.(a)                125,000      2,453,125
--------------------------------------------------------------
                                                     8,484,375
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-1.77%

Alpharma, Inc.-Class A                   75,000      2,784,375
--------------------------------------------------------------
Jones Pharma, Inc.                       85,000      3,689,531
--------------------------------------------------------------
                                                     6,473,906
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-5.77%

CardioThoracic Systems, Inc.(a)         200,000      3,550,000
--------------------------------------------------------------
Colorado MEDtech, Inc.(a)               175,000      3,412,500
--------------------------------------------------------------
Eclipse Surgical Technologies,
  Inc.(a)                               200,000      2,737,500
--------------------------------------------------------------
Laser Vision Centers, Inc.(a)            50,000      3,143,750
--------------------------------------------------------------
Summit Technology, Inc.(a)               75,000      1,795,313
--------------------------------------------------------------
VISX, Inc.(a)                            23,000      2,328,750
--------------------------------------------------------------
Xomed Surgical Products, Inc.(a)         90,000      4,100,625
--------------------------------------------------------------
                                                    21,068,438
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
HEALTH CARE (SPECIALIZED
  SERVICES)-1.63%

Hooper Holmes, Inc.                     150,000   $  2,962,500
--------------------------------------------------------------
Techne Corp.(a)                         100,000      3,000,000
--------------------------------------------------------------
                                                     5,962,500
--------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-1.10%

Investment Technology Group, Inc.        75,000      2,657,813
--------------------------------------------------------------
Southwest Securities Group, Inc.         33,000      1,359,188
--------------------------------------------------------------
                                                     4,017,001
--------------------------------------------------------------

INVESTMENT MANAGEMENT-0.65%

Federated Investors, Inc.-Class B       125,000      2,382,813
--------------------------------------------------------------

LEISURE TIME (PRODUCTS)-2.49%

National R.V. Holdings, Inc.(a)          75,000      1,870,313
--------------------------------------------------------------
THQ Inc.(a)                              85,000      2,385,313
--------------------------------------------------------------
Zomax Media, Inc.(a)                     90,000      4,848,750
--------------------------------------------------------------
                                                     9,104,376
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.78%

Dril-Quip, Inc.(a)                      130,000      2,835,625
--------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-2.47%

Cal Dive International, Inc.(a)          80,000      2,710,000
--------------------------------------------------------------
Patterson Energy, Inc.(a)               300,000      2,887,500
--------------------------------------------------------------
Precision Drilling Corp.-ADR
  (Canada)(a)                           150,000      3,431,250
--------------------------------------------------------------
                                                     9,028,750
--------------------------------------------------------------

RESTAURANTS-5.30%

Brinker International, Inc.(a)          100,000      2,787,500
--------------------------------------------------------------
CEC Entertainment, Inc.(a)               50,000      1,575,000
--------------------------------------------------------------
Foodmaker, Inc.(a)                      125,000      3,421,875
--------------------------------------------------------------
O'Charley's, Inc.(a)                    175,000      2,690,625
--------------------------------------------------------------
RARE Hospitality International,
  Inc.(a)                               125,000      2,789,063
--------------------------------------------------------------
Sonic Corp.(a)                          120,000      3,855,000
--------------------------------------------------------------
Taco Cabana-Class A(a)                  250,000      2,250,000
--------------------------------------------------------------
                                                    19,369,063
--------------------------------------------------------------

RETAIL (COMPUTERS &
  ELECTRONICS)-3.32%

CDW Computer Centers, Inc.(a)            70,000      3,465,000
--------------------------------------------------------------
REX Stores Corp.(a)                      70,000      2,603,125
--------------------------------------------------------------
Tweeter Home Entertainment Group,
  Inc.(a)                               100,000      3,331,250
--------------------------------------------------------------
Ultimate Electronics, Inc.(a)           150,000      2,728,125
--------------------------------------------------------------
                                                    12,127,500
--------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.63%

Ames Department Stores, Inc.(a)          56,300      2,308,300
--------------------------------------------------------------

RETAIL (HOME SHOPPING)-0.99%

Spiegel, Inc.-Class A(a)                400,000      3,625,000
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
RETAIL (SPECIALTY)-7.62%

Cheap Tickets, Inc.(a)                   50,000   $  2,893,750
--------------------------------------------------------------
Claire's Stores, Inc.                   125,000      2,968,750
--------------------------------------------------------------
eToys, Inc.(a)                          125,000      4,992,188
--------------------------------------------------------------
Footstar, Inc.(a)                       100,000      3,600,000
--------------------------------------------------------------
Genesco, Inc.(a)                        250,000      3,015,625
--------------------------------------------------------------
Hollywood Entertainment Corp.(a)        170,000      2,996,250
--------------------------------------------------------------
Linens 'n Things, Inc.(a)                75,000      3,468,750
--------------------------------------------------------------
O'Reilly Automotive, Inc.(a)             52,000      2,216,500
--------------------------------------------------------------
Sunglass Hut International, Inc.(a)     125,000      1,703,125
--------------------------------------------------------------
                                                    27,854,938
--------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-2.61%

AnnTaylor Stores Corp.(a)                75,000      2,878,125
--------------------------------------------------------------
Catherines Stores Corp.(a)              175,000      2,296,875
--------------------------------------------------------------
Chico's Fas, Inc.(a)                     86,000      2,236,000
--------------------------------------------------------------
Deb Shops, Inc.                         100,000      2,112,500
--------------------------------------------------------------
                                                     9,523,500
--------------------------------------------------------------

SERVICES
  (ADVERTISING/MARKETING)-2.09%

ACNielsen Corp.(a)                      100,000      2,893,750
--------------------------------------------------------------
Lamar Advertising Co.(a)                 95,000      3,859,375
--------------------------------------------------------------
Student Advantage, Inc.(a)               65,000        885,625
--------------------------------------------------------------
                                                     7,638,750
--------------------------------------------------------------

SERVICES (COMMERCIAL &
  CONSUMER)-2.31%

Championship Auto Racing Teams,
  Inc.(a)                               100,000      3,300,000
--------------------------------------------------------------
Coinstar, Inc.(a)                       100,000      2,625,000
--------------------------------------------------------------
Copart, Inc.(a)                         105,000      2,520,000
--------------------------------------------------------------
                                                     8,445,000
--------------------------------------------------------------

SERVICES (DATA PROCESSING)-2.25%

CSG Systems International, Inc.(a)       98,000      2,180,500
--------------------------------------------------------------
FactSet Research Systems, Inc.           60,000      2,992,500
--------------------------------------------------------------
MedQuist, Inc.(a)                        70,000      3,036,250
--------------------------------------------------------------
                                                     8,209,250
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.51%

Viatel, Inc.(a)                          50,000      1,850,000
--------------------------------------------------------------
    Total Common Stocks (Cost
      $289,695,481)                                386,052,601
--------------------------------------------------------------

                        NUMBER
                          OF       EXERCISE   EXPIRATION
                       CONTRACTS    PRICE        DATE
OPTIONS PURCHASED-8.34%

CALLS-0.97%

Amazon.com, Inc.
  (Retail-Specialty)       790      $  120      Sep-99     $    434,500
-----------------------------------------------------------------------

                        NUMBER
                          OF       EXERCISE   EXPIRATION      MARKET
                       CONTRACTS    PRICE        DATE         VALUE
CALLS-(CONTINUED)
Conoco, Inc. (Oil &
  Gas-Exploration &
  Production)            1,480      $ 27.5      Aug-99     $     83,250
                         1,975          25      Aug-99          339,453
-----------------------------------------------------------------------
OSX Index (Oil &
  Gas-Services)          2,935          80      Aug-99        1,192,344
                         1,500          80      Sep-99          975,000
-----------------------------------------------------------------------
S & P 500 Index            445       1,360      Aug-99          534,000
-----------------------------------------------------------------------
                                                              3,558,547
-----------------------------------------------------------------------

PUTS-7.37%

S & P 500 Index            550       1,350      Sep-99        2,887,500
                           912       1,375      Sep-99        6,007,800
                           545       1,350      Dec-99        4,557,562
                           880       1,375      Dec-99        8,338,000
                           483       1,400      Dec-99        5,137,913
-----------------------------------------------------------------------
                                                             26,928,775
-----------------------------------------------------------------------
    Total Options Purchased
      (Cost
      $21,782,210)                                           30,487,322
-----------------------------------------------------------------------

                                     PRINCIPAL
                                       AMOUNT
REPURCHASE AGREEMENT-2.25%(b)

Warburg Dillon Read LLC, 5.13%,
  08/02/99 (Cost $8,243,752)(c)      $8,243,752   $  8,243,752
--------------------------------------------------------------
TOTAL INVESTMENTS-116.22%                          424,783,675
--------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(16.22%)                                  (59,292,345)
--------------------------------------------------------------
NET ASSETS-100.00%                                $365,491,330
--------------------------------------------------------------

                                        SHARES
                                         SOLD       MARKET
                                         SHORT       VALUE
SECURITIES SOLD SHORT(d)
1-800 CONTACTS, Inc.                     99,000   $ 2,029,500
-------------------------------------------------------------
Advanced Micro Devices, Inc.            130,000     2,234,375
-------------------------------------------------------------
autobytel.com Inc.                       54,100       970,419
-------------------------------------------------------------
Blue Rhino Corp.                         56,000       539,000
-------------------------------------------------------------
Carrier Access Corp.                     44,500     1,468,500
-------------------------------------------------------------
Complete Business Solution, Inc.         75,000     1,425,000
-------------------------------------------------------------
Covance, Inc.                           100,000     1,962,500
-------------------------------------------------------------
Duane Reade, Inc.                        60,300     1,914,525
-------------------------------------------------------------
E-Tek Dynamics, Inc.                    100,000     4,193,750
-------------------------------------------------------------
Enhance Financial Services Group, Inc.  104,300     2,164,225
-------------------------------------------------------------
Excel Switching Corp.                   150,000     4,087,500
-------------------------------------------------------------
First Health Group Corp.                104,500     2,481,875
-------------------------------------------------------------
First Sierra Financial, Inc.            175,000     3,489,062
-------------------------------------------------------------
I2 Technologies, Inc.                   100,000     3,075,000
-------------------------------------------------------------
IMRglobal Corp.                          50,000       856,250
-------------------------------------------------------------
Ingram Micro, Inc.-Class A               80,000     2,275,000
-------------------------------------------------------------
Jabil Circuit, Inc.                      50,000     2,103,125
-------------------------------------------------------------

                                        SHARES
                                         SOLD       MARKET
                                         SHORT       VALUE
SECURITIES SOLD SHORT(d)-(CONTINUED)
Lernout & Hasupie Speech Products N.V.   10,000   $   329,375
-------------------------------------------------------------
Lincare Holdings, Inc.                   30,900       927,000
-------------------------------------------------------------
MapQuest.com, Inc.                       75,000     1,120,312
-------------------------------------------------------------
Net.B@nk, Inc.                           25,000       537,500
-------------------------------------------------------------
Newell Rubbermaid, Inc.                  75,000     3,243,750
-------------------------------------------------------------
NextCard, Inc.                           96,000     3,468,000
-------------------------------------------------------------
Nordstrom, Inc.                          75,000     2,357,813
-------------------------------------------------------------
ProBusiness Services, Inc.               35,000     1,115,625
-------------------------------------------------------------
Quintiles Transnational Corp.            75,000     2,850,000
-------------------------------------------------------------
Sapient Corp.                           193,500    10,690,875
-------------------------------------------------------------

                                        SHARES
                                         SOLD       MARKET
                                         SHORT       VALUE
SECURITIES SOLD SHORT(d)-(CONTINUED)
Shared Medical Systems Corp.             25,000   $ 1,496,875
-------------------------------------------------------------
SMART Modular Technologies, Inc.        100,000     1,862,500
-------------------------------------------------------------
Stewart Enterprises, Inc.-Class A       349,000     4,340,688
-------------------------------------------------------------
Sunrise Assisted Living, Inc.            75,000     2,264,063
-------------------------------------------------------------
Terayon Communication Systems, Inc.      32,200     1,259,825
-------------------------------------------------------------
Wesley Jessen VisionCare, Inc.           74,300     2,349,737
-------------------------------------------------------------
Whole Foods Market, Inc.                 99,500     4,378,000
-------------------------------------------------------------
                                                  $81,861,544
=============================================================

Abbreviation

ADR - American Depositary Receipt


Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Collateral on repurchase agreements, include the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(c) Joint repurchase agreement entered into 07/30/99 with a maturing value of $500,213,750. Collateralized by U.S. Treasury obligations.
(d) Collateral on short sales was segregated by the Fund in the amount of $84,480,376 which represents 103.20% of market value.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 1999

ASSETS:

Investments, at market value (cost
  $319,721,443)                              $424,783,675
---------------------------------------------------------
Receivables for:
  Investments sold                              6,230,259
---------------------------------------------------------
  Investments sold short                       83,160,426
---------------------------------------------------------
  Fund shares sold                              1,251,508
---------------------------------------------------------
  Dividends and interest                           34,574
---------------------------------------------------------
Investment for deferred compensation plan           4,409
---------------------------------------------------------
Other assets                                      424,047
---------------------------------------------------------
    Total assets                              515,888,898
---------------------------------------------------------

LIABILITIES:

Payables for:
  Cash to broker                                  561,250
---------------------------------------------------------
  Investments purchased                         4,307,523
---------------------------------------------------------
  Fund shares reacquired                        1,278,581
---------------------------------------------------------
  Deferred compensation plan                        4,409
---------------------------------------------------------
  Loans                                        60,000,000
---------------------------------------------------------
  Short position covered                           48,349
---------------------------------------------------------
Market value of securities sold short
  (proceeds from sales $83,160,426)            81,861,544
---------------------------------------------------------
Options written (premiums received
  $1,266,631)                                   1,524,675
---------------------------------------------------------
Accrued advisory fees                             299,603
---------------------------------------------------------
Accrued distribution fees                         198,200
---------------------------------------------------------
Accrued trustees' fees                                819
---------------------------------------------------------
Accrued transfer agent fees                        16,471
---------------------------------------------------------
Accrued operating expenses                        296,144
---------------------------------------------------------
    Total liabilities                         150,397,568
---------------------------------------------------------
Net assets applicable to shares outstanding  $365,491,330
---------------------------------------------------------

NET ASSETS:

Class A                                      $205,720,739
=========================================================
Class B                                      $153,793,107
=========================================================
Class C                                      $  5,977,484
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                        13,848,576
=========================================================
Class B                                        10,428,103
=========================================================
Class C                                           404,564
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $      14.86
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $14.86
      divided by 94.50%)                     $      15.72
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $      14.75
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $      14.78
=========================================================

STATEMENT OF OPERATIONS

For the year ended July 31, 1999

INVESTMENT INCOME:

Interest                                     $  1,905,385
---------------------------------------------------------
Dividends                                         438,350
---------------------------------------------------------
    Total investment income                     2,343,735
---------------------------------------------------------

EXPENSES:

Advisory fees                                   2,594,463
---------------------------------------------------------
Administrative services fees                      109,921
---------------------------------------------------------
Custodian fees                                     56,674
---------------------------------------------------------
Interest expense                                1,456,556
---------------------------------------------------------
Transfer agent fees-Class A                       182,036
---------------------------------------------------------
Transfer agent fees-Class B                       160,849
---------------------------------------------------------
Transfer agent fees-Class C                         1,786
---------------------------------------------------------
Trustees' fees                                      9,366
---------------------------------------------------------
Distribution fees-Class A                         516,599
---------------------------------------------------------
Distribution fees-Class B                       1,106,186
---------------------------------------------------------
Distribution fees-Class C                          12,281
---------------------------------------------------------
Dividends on short sales                          119,433
---------------------------------------------------------
Other                                             531,400
---------------------------------------------------------
    Total expenses                              6,857,550
---------------------------------------------------------
Less: Expenses paid indirectly                    (19,022)
---------------------------------------------------------
    Net expenses                                6,838,528
---------------------------------------------------------
Net investment income (loss)                   (4,494,793)
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, SECURITIES SOLD
  SHORT, FUTURES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                        27,586,081
---------------------------------------------------------
  Securities sold short                        (2,444,340)
---------------------------------------------------------
  Futures contracts                            (6,577,308)
---------------------------------------------------------
  Option contracts written                        494,853
---------------------------------------------------------
  Option contracts purchased                  (10,070,868)
---------------------------------------------------------
                                                8,988,418
---------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                       100,335,190
---------------------------------------------------------
  Securities sold short                         1,231,833
---------------------------------------------------------
  Futures contracts                             3,348,202
---------------------------------------------------------
  Option contracts written                       (322,484)
---------------------------------------------------------
  Option contracts purchased                    8,802,335
---------------------------------------------------------
                                              113,395,076
---------------------------------------------------------
    Net gain from investment securities,
       securities sold short, futures and
       option contracts                       122,383,494
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $117,888,701
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the year ended July 31, 1999 and the period June 29, 1998 (date operations commenced) through July 31, 1998

                                                                  1999           1998
                                                              ------------   ------------
OPERATIONS:

  Net investment income (loss)                                $ (4,494,793)  $    148,549
-----------------------------------------------------------------------------------------
  Net realized gain from investment securities, securities
    sold short, futures and option contracts                     8,988,418      1,217,379
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, securities sold short, futures
    and option contracts                                       113,395,076     (7,292,005)
-----------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                               117,888,701     (5,926,077)
-----------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                         (102,881)            --
-----------------------------------------------------------------------------------------
  Class B                                                          (48,732)            --
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       30,818,297    110,724,862
-----------------------------------------------------------------------------------------
  Class B                                                       19,845,339     86,925,398
-----------------------------------------------------------------------------------------
  Class C                                                        5,266,423             --
-----------------------------------------------------------------------------------------
    Net increase in net assets                                 173,667,147    191,724,183
-----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          191,824,183        100,000
-----------------------------------------------------------------------------------------
  End of period                                               $365,491,330   $191,824,183
=========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $253,662,739   $197,747,885
-----------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (97,371)       150,924
-----------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, securities sold short, futures and option
    contracts                                                    5,822,891      1,217,379
-----------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, securities sold short, futures and option
    contracts                                                  106,103,071     (7,292,005)
-----------------------------------------------------------------------------------------
                                                              $365,491,330   $191,824,183
=========================================================================================

See Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the year ended July 31, 1999

CASH FLOWS FROM OPERATIONS:

  Interest and dividends                                      $   2,343,735
---------------------------------------------------------------------------
  Expenses                                                       (6,838,528)
---------------------------------------------------------------------------
Net investment income (loss)                                     (4,494,793)
---------------------------------------------------------------------------

ADJUSTMENTS TO RECONCILE NET INVESTMENT INCOME (LOSS) TO NET
  CASH PROVIDED BY (USED IN) OPERATIONS:

  Change in receivable for investments sold                      (5,975,467)
---------------------------------------------------------------------------
  Change in receivable for fund shares sold                       5,512,384
---------------------------------------------------------------------------
  Change in receivable for dividends and interest                   (20,993)
---------------------------------------------------------------------------
  Change in other assets                                           (397,918)
---------------------------------------------------------------------------
  Change in payables for investments purchased                  (18,635,702)
---------------------------------------------------------------------------
  Change in payables for fund shares reacquired                     706,435
---------------------------------------------------------------------------
  Change in accrued expenses                                        653,379
---------------------------------------------------------------------------
  Proceeds from sales of securities*                            680,068,332
---------------------------------------------------------------------------
  Short sales activity*                                          (2,395,991)
---------------------------------------------------------------------------
  Purchases of securities*                                     (884,986,394)
---------------------------------------------------------------------------
  Net proceeds on short-term securities                         115,161,314
---------------------------------------------------------------------------
  Futures activity                                               (4,603,556)
---------------------------------------------------------------------------
  Options written activity                                        1,626,262
---------------------------------------------------------------------------
    Net cash used in operations                                (117,782,708)
---------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:

  Distributions paid to shareholders                               (151,613)
---------------------------------------------------------------------------
  Dividends reinvested                                              137,874
---------------------------------------------------------------------------
  Capital stock sold                                            154,523,491
---------------------------------------------------------------------------
  Capital stock reacquired                                      (98,731,306)
---------------------------------------------------------------------------
  Borrowings                                                     60,000,000
---------------------------------------------------------------------------
    Net cash provided by financing activities                   115,778,446
---------------------------------------------------------------------------
         Net increase (decrease) in cash                         (2,004,262)
---------------------------------------------------------------------------
Cash at beginning of period                                       1,443,012
---------------------------------------------------------------------------
Cash at end of period                                         $    (561,250)
===========================================================================

* Other than short-term securities

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Small Cap Opportunities Fund (the "Fund") is a series portfolio of AIM Special Opportunities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of two investment portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term capital appreciation.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or, absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
B. Accounting for Securities Sold Short -- When the Fund sells common stock short, an amount equal to the proceeds of the sale is recorded as an asset. This asset is offset by a liability (representing the borrowed security) recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations discussed in section "A". The Fund's risk is that the value of the security will increase rather than decline and thus an unrealized loss will be recorded. When the Fund closes out a short position by delivering the stock sold short, the Fund will realize a gain or loss and the liability related to such short position will be eliminated. The Fund is required to segregate cash or securities as collateral at a level that is equal to the current market value of the securities sold short to secure its obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The amount segregated as collateral deposits will not at any time exceed 25% of the Fund's net assets.
C. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income, dividend expense on short sales and distributions to shareholders are recorded on the ex-dividend date. On July 31, 1999, undistributed net income increased by $4,398,111, undistributed net realized gain decreased by $4,382,906 and capital stock decreased by $15,205 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the fund were unaffected by the reclassifications discussed above.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Call Options -- The Fund may write and buy call options, including securities index options. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
        A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
        An option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of hedged securities. Moreover, in the event the Fund were unable to close an option it had written, it might be unable to sell the securities used as cover.
         The Fund will not write options if, immediately thereafter, the aggregate value of the securities underlying all such options, determined as of the dates such options were written, would exceed 50% of the total assets of the Fund.
F. Put Options -- The Fund may purchase and write put options including securities index options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the options' underlying instrument at a fixed strike price. In return for this right, a Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedge. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. The Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for outstanding options will exceed 25% of the Fund's total assets.
G. Stock Index Futures Contracts -- The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the Fund's portfolio being hedged.
H. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2- ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 1% of the Fund's average daily net assets.
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended July 31, 1999, AIM was paid $109,921 for such services.
    The Fund, pursuant to a transfer agency and shareholder service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency shareholder services to the Fund. During the year ended July 31, 1999, AFS was paid $197,079 for such services.
    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.35% of the average daily net assets attributable to the Class A shares and 1.00% of the average daily net assets attributable to the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the fiscal period or year ended July 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $516,599, $1,106,186, and $12,281, respectively, as compensation under the Plans.

    AIM Distributors received commissions of $212,220 from sales of the Class A shares of the Fund during the year ended July 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended July 31, 1999, AIM Distributors received $6,932 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS. During the year ended July 31, 1999, the Fund paid legal fees of $2,606 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

During the year ended July 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $2,962 and $16,060, respectively under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $19,022 during the year ended July 31, 1999.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $240,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended July 31, 1999, the maximum amount outstanding during the period and also outstanding at the end of the period was $60,000,000 while borrowings averaged $24,774,247 per day with a weighted average interest rate of 5.46%. Interest expense (excluding commitment fees) for the year ended July 31, 1999 was $1,353,601. The funds which are parties to the line of credit are charged a commitment fee of 0.06% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 1999 was $757,782,934 and $584,474,098, respectively.
    The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of July 31, 1999 is as follows:

Aggregate unrealized appreciation of:
  Investment securities                      $112,321,750
---------------------------------------------------------
  Securities sold short                         4,337,489
---------------------------------------------------------
Aggregate unrealized (depreciation) of:
  Investment securities                        (7,523,256)
---------------------------------------------------------
  Securities sold short                        (3,038,607)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $106,097,376
=========================================================
Cost of investments for tax purposes is $319,985,181.
Proceeds from securities sold short for tax purposes is
the same for tax and financial reporting purposes.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the year ended July 31, 1999 and the period June 29, 1998 (date operations commenced) through July 31, 1998 were as follows:

                                 1999                        1998
                       -------------------------   -------------------------
                         SHARES        AMOUNT        SHARES        AMOUNT
                       ----------   ------------   ----------   ------------
Sold:
  Class A               9,086,718   $ 99,751,555   11,173,989   $112,285,297
----------------------------------------------------------------------------
  Class B*              4,403,590     48,831,913    8,700,960     87,549,103
----------------------------------------------------------------------------
  Class C*                463,451      5,940,023           --             --
----------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A                   8,677         96,302           --             --
----------------------------------------------------------------------------
  Class B*                  3,755         41,572           --             --
----------------------------------------------------------------------------
Reacquired:
  Class A              (6,264,993)   (69,029,559)    (155,815)    (1,560,435)
----------------------------------------------------------------------------
  Class B*             (2,617,703)   (29,028,148)     (62,499)      (623,705)
----------------------------------------------------------------------------
  Class C                 (58,887)      (673,599)          --             --
----------------------------------------------------------------------------
                        5,024,608   $ 55,930,059   19,656,635   $197,650,260
============================================================================

* Class B and Class C shares commenced sales on July 13, 1998 and December 30, 1998, respectively.

NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended July 31, 1999 are summarized as follows:

                                                               CALL OPTION CONTRACTS
                                                              -----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
                                                              ---------   -----------
Beginning of period                                               775     $    71,774
------------------------------------------------              ---------   -----------
Written                                                         9,268       4,479,947
------------------------------------------------              ---------   -----------
Closed                                                         (9,642)     (4,495,288)
------------------------------------------------              ---------   -----------
Expired                                                          (401)        (56,433)
------------------------------------------------              ---------   -----------
End of period                                                      --     $        --
================================================              =========   ===========

NOTE 9-PUT OPTION CONTRACTS

Transactions in put option contracts written during the year ended July 31, 1999 are summarized as follows:

                                                               PUT OPTION CONTRACTS
                                                              -----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
                                                              ---------   -----------
Beginning of period                                                 100   $    63,448
------------------------------------------------              ---------   -----------
Written                                                           3,148     2,245,778
------------------------------------------------              ---------   -----------
Closed                                                           (1,265)     (843,702)
------------------------------------------------              ---------   -----------
Expired                                                            (300)     (198,893)
------------------------------------------------              ---------   -----------
End of period                                                     1,683   $ 1,266,631
================================================              =========   ===========

Open put option contracts written at July 31, 1999 were as follows:

                                                              JULY 31,
                                                                1999         UNREALIZED
                CONTRACT   STRIKE   NUMBER OF    PREMIUM       MARKET       APPRECIATION
ISSUE            MONTH     PRICE    CONTRACTS    RECEIVED       VALUE      (DEPRECIATION)
-----           --------   ------   ---------   ----------   -----------   --------------
S&P 500 Index    SEP 99    $1,025       200     $   44,398   $   48,125      $  (3,727)
                 SEP 99     1,050       444        104,039      138,750        (34,711)
                 DEC 99     1,025       589        717,347      854,050       (136,703)
                 DEC 99       975       450        400,847      483,750        (82,903)
                                                ----------   ----------      ---------
                                      1,683     $1,266,631   $1,524,675      $(258,044)
==============   ======    ======     =====     ==========   ==========      =========

NOTE 10-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A outstanding during the year ended July 31, 1999 and the period June 29, 1998 (date sales commenced) through July 31, 1998, for a share of Class B outstanding during the year ended July 31, 1999 and the period July 13, 1998 (date sales commenced) through July 31, 1998, and for a share of Class C outstanding during the period December 30, 1998 (date sales commenced) through July 31, 1999.

                                                                    CLASS A                 CLASS B          CLASS C
                                                              --------------------    -------------------    -------
                                                                1999        1998        1999       1998       1999
                                                              --------    --------    --------    -------    -------
Net asset value, beginning of period                          $   9.76    $  10.00    $   9.76    $ 10.07    $11.70
------------------------------------------------------------  --------    --------    --------    -------    ------
Income from investment operations:
  Net investment income (loss)                                   (0.09)(a)    0.02(a)    (0.17)(a)   0.01(a)  (0.11)(a)
------------------------------------------------------------  --------    --------    --------    -------    ------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   5.20       (0.26)       5.17      (0.32)     3.19
------------------------------------------------------------  --------    --------    --------    -------    ------
    Total from investment operations                              5.11       (0.24)       5.00      (0.31)     3.08
------------------------------------------------------------  --------    --------    --------    -------    ------
Dividends from net investment income                             (0.01)         --       (0.01)        --        --
------------------------------------------------------------  --------    --------    --------    -------    ------
Net asset value, end of period                                $  14.86    $   9.76    $  14.75    $  9.76    $14.78
------------------------------------------------------------  --------    --------    --------    -------    ------
Total return(b)                                                  52.36%      (2.40)%     51.30%     (3.08)%   29.31%
------------------------------------------------------------  --------    --------    --------    -------    ------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $205,721    $107,540    $153,793    $84,285    $5,977
------------------------------------------------------------  --------    --------    --------    -------    ------
Ratio of expenses to average net assets, excluding interest       1.79%(c)    1.59%(d)    2.47%(c)   2.30%(d)  2.47%(c)
------------------------------------------------------------  --------    --------    --------    -------    ------
Ratio of interest expense to average net assets                   0.56%(c)      --        0.56%(c)     --      0.56%(c)
------------------------------------------------------------  --------    --------    --------    -------    ------
Ratio of net investment income (loss) to average net assets      (1.44)%(c)   2.00%(d)   (2.12)%(c)  1.29%(d) (2.12)%(c)
------------------------------------------------------------  --------    --------    --------    -------    ------
Portfolio turnover rate                                            220%         13%        220%        13%      220%
------------------------------------------------------------  --------    --------    --------    -------    ------

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $147,599,614, $110,618,591, and $2,094,655 for Class A, Class B and Class C shares, respectively.
(d) Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Trustees and Shareholders of
                       AIM Small Cap Opportunities Fund:

                       We have audited the accompanying statement of assets and liabilities of the AIM Small Cap Opportunities Fund (a series of AIM Special Opportunities Funds) including the schedule of investments, as of July 31, 1999, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period June 29, 1998 (date operations commenced) through July 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Small Cap Opportunities Fund as of July 31, 1999, the results of its operations and cash flows for the year then ended, the statements of changes in its net assets and the financial highlights for the year then ended and for the period June 29, 1998 (date operations commenced) through July 31, 1998, in conformity with generally accepted accounting principles.

                       KPMG LLP

                       September 3, 1999
                       Houston, Texas


BOARD OF TRUSTEES                                OFFICERS                                      OFFICE OF THE FUND
Charles T. Bauer                                 Charles T. Bauer                              11 Greenway Plaza
Chairman                                         Chairman                                      Suite 100
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                 Robert H. Graham
Bruce L. Crockett                                President                                     INVESTMENT ADVISOR
Director
ACE Limited;                                     Carol F. Relihan                              A I M Advisors, Inc.
Formerly Director, President, and                Senior Vice President and Secretary           11 Greenway Plaza
Chief Executive Officer                                                                        Suite 100
COMSAT Corporation                               Gary T. Crum                                  Houston, TX 77046
                                                 Senior Vice President
Owen Daly II                                                                                   TRANSFER AGENT
Director                                         Edgar M. Larsen
Cortland Trust Inc.                              Senior Vice President                         A I M Fund Services, Inc.
                                                                                               P.O. Box 4739
Edward K. Dunn Jr.                               Dana R. Sutton                                Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;             Vice President and Treasurer
Formerly Vice Chairman and President,                                                          CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and         Melville B. Cox
President, Mercantile Bankshares                 Vice President                                State Street Bank and Trust Company
                                                                                               225 Franklin Street
Jack Fields                                      Mary J. Benson                                Boston, MA 02110
Chief Executive Officer                          Assistant Vice President and
Texana Global, Inc.;                             Assistant Treasurer                           COUNSEL TO THE FUND
Formerly Member
of the U.S. House of Representatives             Sheri Morris                                  Ballard Spahr
                                                 Assistant Vice President and                  Andrews & Ingersoll, LLP
Carl Frischling                                  Assistant Treasurer                           1735 Market Street
Partner                                                                                        Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel LLP            Renee A. Friedli
                                                 Assistant Secretary                           COUNSEL TO THE TRUSTEES
Robert H. Graham
President and Chief Executive Officer            P. Michelle Grace                             Kramer, Levin, Naftalis & Frankel LLP
A I M Management Group Inc.                      Assistant Secretary                           919 Third Avenue
                                                                                               New York, NY 10022
Prema Mathai-Davis                               Jeffrey H. Kupor
Chief Executive Officer, YWCA of the U.S.A.      Assistant Secretary                           DISTRIBUTOR
Commissioner, New York City Dept. for
the Aging; and member of the Board of Directors  Nancy L. Martin                               A I M Distributors, Inc.
Metropolitan Transportation Authority of         Assistant Secretary                           11 Greenway Plaza
New York State                                                                                 Suite 100
                                                 Ofelia M. Mayo                                Houston, TX 77046
Lewis F. Pennock                                 Assistant Secretary
Attorney                                                                                       AUDITORS
                                                 Lisa A. Moss
Louis S. Sklar                                   Assistant Secretary                           KPMG LLP
Executive Vice President                                                                       700 Louisiana
Hines Interests                                  Kathleen J. Pflueger                          Houston, TX 77002
Limited Partnership                              Assistant Secretary

                                                 Samuel D. Sirko
                                                 Assistant Secretary

                                                 Stephen I. Winer
                                                 Assistant Secretary


                          THE AIM FAMILY OF FUNDS--Registered Trademark--



GROWTH FUNDS                            MONEY MARKET FUNDS                             A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)           AIM Money Market Fund                          leadership in the mutual-fund industry
AIM Blue Chip Fund                      AIM Tax-Exempt Cash Fund                       since 1976 and managed approximately $121
AIM Capital Development Fund                                                           billion in assets for more than 6.3 million
AIM Constellation Fund                  INTERNATIONAL GROWTH FUNDS                     shareholders, including individual
AIM Dent Demographic Trends Fund        AIM Advisor International Value Fund           investors, corporate clients and financial
AIM Large Cap Growth Fund               AIM Asian Growth Fund                          institutions, as of June 30, 1999.
AIM Mid Cap Equity Fund                 AIM Developing Markets Fund                       The AIM Family of Funds--Registered
AIM Select Growth Fund                  AIM Euroland Growth Fund(A)                    Trademark-- is distributed nationwide, and
AIM Small Cap Growth Fund               AIM European Development Fund                  AIM today is the 10th-largest mutual-fund
AIM Small Cap Opportunities Fund        AIM International Equity Fund                  complex in the United States in assets
AIM Value Fund                          AIM Japan Growth Fund                          under management, according to Strategic
AIM Weingarten Fund                     AIM Latin American Growth Fund                 Insight, an independent mutual-fund
                                        AIM New Pacific Growth Fund                    monitor.
GROWTH & INCOME FUNDS
AIM Advisor Flex Fund                   GLOBAL GROWTH FUNDS
AIM Advisor Large Cap Value Fund        AIM Global Aggressive Growth Fund
AIM Advisor Real Estate Fund            AIM Global Growth Fund
AIM Balanced Fund
AIM Basic Value Fund                    GLOBAL GROWTH & INCOME FUNDS
AIM Charter Fund                        AIM Global Growth & Income Fund
                                        AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund                  GLOBAL INCOME FUNDS
AIM High Yield Fund                     AIM Emerging Markets Debt Fund
AIM High Yield Fund II                  AIM Global Government Income Fund
AIM Income Fund                         AIM Global Income Fund
AIM Intermediate Government Fund        AIM Strategic Income Fund
AIM Limited Maturity Treasury Fund
                                        THEME FUNDS
TAX-FREE INCOME FUNDS                   AIM Global Consumer Products and Services Fund
AIM High Income Municipal Fund          AIM Global Financial Services Fund
AIM Municipal Bond Fund                 AIM Global Health Care Fund
AIM Tax-Exempt Bond Fund of Connecticut AIM Global Infrastructure Fund
AIM Tax-Free Intermediate Fund          AIM Global Resources Fund
                                        AIM Global Telecommunications and Technology Fund(B)
                                        AIM Global Trends Fund(C)



(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (A) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. (B) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (C) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Prior to August 27, 1999, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after October 20, 1999, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

                                                         [AIM LOGO APPEARS HERE]

                                                         INVEST WITH DISCIPLINE
                                                        --Registered Trademark--